                       POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ THOMAS E. STITZEL
                                                --------------------------------
                                                Thomas E. Stitzel

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ RICHARD W. LOWRY
                                                --------------------------------
                                                Richard W. Lowry

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.


                                                /s/ WILLIAM E. MAYER
                                                --------------------------------
                                                William E. Mayer

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ JOHN J. NEUHAUSER
                                                --------------------------------
                                                John J. Neuhauser

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ DOUGLAS A. HACKER
                                                --------------------------------
                                                Douglas A. Hacker

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February 13, 2002.

                                                /s/ JANET LANGFORD KELLY
                                                --------------------------------
                                                Janet Langford Kelly

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ CHARLES R. NELSON
                                                --------------------------------
                                                Charles R. Nelson

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ THOMAS C. THEOBALD
                                                --------------------------------
                                                Thomas C. Theobald

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ JOSEPH R. PALOMBO
                                                --------------------------------
                                                Joseph R. Palombo

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.

                                                /s/ SALVATORE MACERA
                                                --------------------------------
                                                Salvatore Macera

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes Cameron S. Avery, William J. Ballou, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, John M. Loder, Jean S. Loewenberg, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Joseph A. Turo and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Institutional Trust, Liberty-Stein Roe Funds Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Advisor Trust, SR&F Base Trust, Stein Roe Variable Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Stein Roe Floating Rate Limited Liability Company, Liberty Funds Trust I-VII, Liberty Variable Investment Trust, Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund and Liberty Floating Rate Advantage Fund, or any mutual fund for which Liberty Funds Distributor, Inc. serves as principal underwriter or distributor or Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial, Liberty, Liberty-Stein Roe or Stein Roe Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 13th day of February, 2002.


                                                /s/ ANNE-LEE VERVILLE
                                                --------------------------------
                                                Anne-Lee Verville